                             SERVICER'S CERTIFICATE                       page 1
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-1 Owner Trust
                           9/1/2005 through 9/30/2005

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
     (A) Total Portfolio Balance                                                                      $1,582,514,648.12
     (B) Total Securities Balance                                                                     $1,582,514,648.12
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                  $347,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                               21.93%
         (iii) Class A-1 Notes Rate                                                                            1.13875%
         (iv)  Class A-1 Notes Accrual Basis                                                                 Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                  $456,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                               28.81%
         (iii) Class A-2 Notes Rate                                                                              1.680%
         (iv)  Class A-2 Notes Accrual Basis                                                                     30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                  $431,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                               27.24%
         (iii) Class A-3 Notes Rate                                                                              2.400%
         (iv)  Class A-3 Notes Accrual Basis                                                                     30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                  $301,000,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                               19.02%
         (iii) Class A-4 Notes Rate                                                                              3.060%
         (iv)  Class A-4 Notes Accrual Basis                                                                     30/360
     (G) Certificates
         (i)   Certificates Balance                                                                      $47,514,648.12
         (ii)  Certificates Percentage (G(i)/B)                                                                   3.00%
         (iii) Certificates Rate                                                                                 3.060%
         (iv)  Certificates Accrual Basis                                                                        30/360
     (H) Servicing Fee Rate                                                                                       1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                      3.87%
         (ii)  Weighted Average Original Maturity (WAOM)                                                          58.45 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                          51.27 months
         (iv)  Number of Receivables                                                                            102,798
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                         0.50%
         (ii)  Reserve Account Initial Deposit                                                            $7,912,573.24
         (iii) Specified Reserve Account Percentage                                                               0.75%
         (iv)  Specified Reserve Account Balance                                                         $11,868,859.86

     (K) Yield Supplement Account Deposit                                                                $17,047,156.12

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                                                        $848,802,070.84
     (B) Total Securities Balance                                                                       $848,802,070.84
     (C) Cumulative Note and Certificate Pool Factor                                                          0.5363629
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                            $0.00
         (ii)  Class A-1 Notes Pool Factor                                                                    0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                       $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                                      $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                   $83,774,619.71
         (ii)  Class A-2 Notes Pool Factor                                                                    0.1837163
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                       $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                                      $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                  $431,000,000.00
         (ii)  Class A-3 Notes Pool Factor                                                                    1.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                       $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                                      $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                  $301,000,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                    1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                       $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                                      $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                      $33,027,451.13
         (ii)  Certificates Pool Factor                                                                       0.6951004
         (iii) Certificates Interest Carryover Shortfall                                                          $0.00
         (iv)  Certificates Principal Carryover Shortfall                                                         $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                                            $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                           $11,868,859.86
         (ii)  Yield Supplement Account                                                                   $6,504,061.40
         (iii) Payahead Account                                                                                   $0.00
         (iv)  Advances Outstanding                                                                         $281,401.41
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                      3.74%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                          35.16 months
         (iii) Number of Receivables                                                                             78,248
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                   96.15%
         (ii)  Certificate Percentage                                                                             3.85%

                       AMERICAN HONDA FINANCE CORPORATION                 page 2
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-1 Owner Trust
                           9/1/2005 through 9/30/2005

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                    $0.00
         (ii)  Prepayments in Full                                                                                $0.00
         (iii) Prepayments in Full due to Repurchases                                                             $0.00
     (B) Precomputed Contracts Collections                                                                        $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                   $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                     $24,400,837.77
         (ii)  Prepayments in Full                                                                       $12,162,464.04
         (iii) Repurchased Receivables Related to Principal                                                       $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                $2,693,801.10
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                                 $0.00
         (ii)  Current Advance Amount                                                                             $0.00
     (G) Interest Advance for simple Interest - Net                                                          ($5,836.45)
     (H) Payahead Account
         (i)   Payments Applied                                                                                   $0.00
         (ii)  Additional Payaheads                                                                               $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                      3.74%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                          34.23 months
         (iii) Remaining Number of Receivables                                                                   76,856
     (J) Delinquent Receivables                                     # Units              Dollar Amount
                                                             -------------------    ---------------------------
         (i)  31-60 Days Delinquent                            2,415      3.14%     $26,860,352.12       3.31%
         (ii)  61-90 Days Delinquent                             383      0.50%      $4,429,465.77       0.55%
         (ii) 91 Days or More Delinquent                          87      0.11%      $1,062,163.16       0.13%
     (K) Vehicles Repossessed During Collection Period            40      0.05%        $489,388.90       0.06%
     (L) Total Repossessed Vehicles in Inventory                  62      0.08%        $739,917.37       0.09%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
     (A) Collection Account Investment Income                                                                     $0.00
     (B) Reserve Account Investment Income                                                                   $33,358.69
     (C) Yield Supplement Account Investment Income                                                          $19,187.96
     (D) Trust Fees Expense                                                                                       $0.00
     (E) Aggregate Net Losses for Collection Period                                                          366,761.03
     (F) Liquidated Receivables Information
         (i)  Gross Principal Balance on Liquidated Receivables                                              806,818.47
         (ii) Liquidation Proceeds                                                                           250,212.75
         (ii) Recoveries from Prior Month Charge Offs                                                        189,844.69
     (G) Days in Accrual Period                                                                                      30
     (H) Deal age                                                                                                    18

                                                               MONTHLY COLLECTIONS
                                                               -------------------
V. INTEREST COLLECTIONS
-----------------------
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                            $2,687,964.65

VI. PRINCIPAL COLLECTIONS
-------------------------
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                      $36,563,301.81
     (B) Liquidation Proceeds  (IV(F(i)))                                                                    250,212.75
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                      0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                 189,844.69
                                                                                             --------------------------
     (E) Total Principal Collections (A+B+C+D)                                                           $37,003,359.25

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                              $39,691,323.90
-------------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                              $460,849.64
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                    $40,152,173.54
-------------------------------------

                                                               MONTHLY DISTRIBUTIONS
                                                               ---------------------
X. FEE DISTRIBUTIONS
--------------------
     (A) Servicing Fee
         (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                $707,335.06
         (ii)  Servicing Fee Paid                                                                            707,335.06
                                                                                             --------------------------
         (iii) Servicing Fee Shortfall                                                                            $0.00
     (B) Reserve Account Investment Income (IV(B))                                                           $33,358.69
     (C) Yield Supplement Account Investment Income  (IV(C))                                                      $0.00
     (D) Trust Fees Expense (IV(D))                                                                               $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
     (A) Interest
         (i)   Class A-1 Notes
               (a) Class A-1 Notes Interest Due                                                                   $0.00
               (b) Class A-1 Notes Interest Paid                                                                   0.00
                                                                                             --------------------------
               (c) Class A-1 Notes Interest Shortfall                                                             $0.00
         (ii)  Class A-2 Notes
               (a) Class A-2 Notes Interest Due                                                             $117,284.47
               (b) Class A-2 Notes Interest Paid                                                             117,284.47
                                                                                             --------------------------
               (c) Class A-2 Notes Interest Shortfall                                                             $0.00
         (iii) Class A-3 Notes
               (a) Class A-3 Notes Interest Due                                                             $862,000.00
               (b) Class A-3 Notes Interest Paid                                                             862,000.00
                                                                                             --------------------------
               (c) Class A-3 Notes Interest Shortfall                                                             $0.00

                       AMERICAN HONDA FINANCE CORPORATION                  page3
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-1 Owner Trust
                           9/1/2005 through 9/30/2005

         (iv)   Class A-4 Notes
                (a) Class A-4 Notes Interest Due                                                             $767,550.00
                (b) Class A-4 Notes Interest Paid                                                             767,550.00
                                                                                              --------------------------
                (c) Class A-4 Notes Interest Shortfall                                                             $0.00
         (v) Total Note Interest
                (a) Total Note Interest Due                                                                $1,746,834.47
                (b) Total Note Interest Paid                                                                   46,834.47
                                                                                              --------------------------
                (c) Total Note Interest Shortfall                                                                  $0.00
                (d) Reserve Account Withdrawal for Note Interest                                                   $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                  $37,698,004.01
     (B) Principal
         (i)    Noteholders' Principal Distribution Amounts                                               $35,931,370.65
         (ii)   Class A-1 Notes Principal
                (a) Class A-1 Notes Principal Due                                                                  $0.00
                (b) Class A-1 Notes Principal Paid                                                                  0.00
                                                                                              --------------------------
                (c) Class A-1 Notes Principal Shortfall                                                            $0.00
                (d) Reserve Account Withdrawal                                                                     $0.00
         (iii)  Class A-2 Notes Principal
                (a) Class A-2 Notes Principal Due                                                         $35,931,370.65
                (b) Class A-2 Notes Principal Paid                                                         35,931,370.65
                                                                                              --------------------------
                (c) Class A-2 Notes Principal Shortfall                                                            $0.00
                (d) Reserve Account Withdrawal                                                                     $0.00
         (iv)   Class A-3 Notes Principal
                (a) Class A-3 Notes Principal Due                                                                  $0.00
                (b) Class A-3 Notes Principal Paid                                                                  0.00
                                                                                              --------------------------
                (c) Class A-3 Notes Principal Shortfall                                                            $0.00
                (d) Reserve Account Withdrawal                                                                     $0.00
         (v)    Class A-4 Notes Principal
                (a) Class A-4 Notes Principal Due                                                                  $0.00
                (b) Class A-4 Notes Principal Paid                                                                  0.00
                                                                                              --------------------------
                (c) Class A-4 Notes Principal Shortfall                                                            $0.00
                (d) Reserve Account Withdrawal                                                                     $0.00
         (vi)   Total Notes Principal
                (a) Total Notes Principal Due                                                              35,931,370.65
                (b) Total Notes Principal Paid                                                             35,931,370.65
                                                                                              --------------------------
                (c) Total Notes Principal Shortfall                                                                $0.00
                (d) Reserve Account Withdrawal                                                                     $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
     Amount available for deposit into reserve account                                                    $1,766,633.36
     Amount deposited into reserve account                                                                         0.00
     Excess Amount Released from Reserve Account                                                                   0.00
                                                                                              --------------------------
     Excess funds available to Certificateholders                                                          1,766,633.36
                                                                                              --------------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
     (A) Interest
         (i)    Certificate Monthly Interest Due                                                              $84,220.00
         (ii)   Certificate Interest Shortfall Beginning Balance                                                   $0.00
                                                                                              --------------------------
         (iii)  Total Certificate Interest Due                                                                $84,220.00
         (iv)   Certificate Interest Paid                                                                      84,220.00
                                                                                              --------------------------
         (v)    Certificate Interest Shortfall Ending Balance                                                      $0.00
     (B) Principal
         (i)    Certificate Monthly Principal Due                                                          $1,438,749.63
         (ii)   Certificate Principal Shortfall Beginning Balance                                                  $0.00
                                                                                              --------------------------
         (iii)  Total Certificate Principal Due                                                            $1,438,749.63
         (iv)   Certificate Principal Paid                                                                  1,438,749.63
                                                                                              --------------------------
         (v)    Certificate Principal Shortfall Ending Balance                                                     $0.00
     (C) Release to Seller                                                                                   $243,663.73

                                                        DISTRIBUTIONS SUMMARY
                                                        ---------------------
     (A) Total Collections                                                                                $40,152,173.54
     (B) Service Fee                                                                                         $707,335.06
     (C) Trustee Fees                                                                                               0.00
     (D) Class A1 Amount                                                                                           $0.00
     (E) Class A2 Amount                                                                                  $36,048,655.12
     (F) Class A3 Amount                                                                                     $862,000.00
     (G) Class A4 Amount                                                                                     $767,550.00
     (H) Amount Deposited into Reserve Account                                                                     $0.00
     (I) Certificateholders                                                                                $1,522,969.63
     (J) Release to seller                                                                                   $243,663.73
     (K) Total amount distributed                                                                         $40,152,173.54
     (L) Amount of Draw from Reserve Account                                                                        0.00
     (M) Excess Amount Released from Reserve Account                                                                0.00

                                                   PORTFOLIO AND SECURITY SUMMARY
                                                   ------------------------------

                                                                            Beginning                       End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                of Period                    of Period
--------------------------------------------                      --------------------------   -------------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                   $815,774,619.71             $779,843,249.06
         (ii)   Note Pool Factor                                                   0.5314493                   0.5080412
         (iii)  Class A-1 Notes Balance                                                 0.00                        0.00
         (iv)   Class A-1 Notes Pool Factor                                        0.0000000                   0.0000000
         (v)    Class A-2 Notes Balance                                        83,774,619.71               47,843,249.06
         (vi)   Class A-2 Notes Pool Factor                                        0.1837163                   0.1049194
         (vii)  Class A-3 Notes Balance                                       431,000,000.00              431,000,000.00
         (viii) Class A-3 Notes Pool Factor                                        1.0000000                   1.0000000
         (ix)   Class A-4 Notes Balance                                       301,000,000.00              301,000,000.00
         (x)    Class A-4 Notes Pool Factor                                        1.0000000                   1.0000000

                       AMERICAN HONDA FINANCE CORPORATION                 page 4
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-1 Owner Trust
                           9/1/2005 through 9/30/2005

         (xi)   Certificates Balance                                           33,027,451.13               31,588,701.50
         (xii)  Certificates Pool Factor                                           0.6951004                   0.6648203
         (xiii) Total Principal Balance of Notes and Certificates             848,802,070.84              811,431,950.56
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                          3.74%                       3.74%
         (ii)   Weighted Average Remaining Maturity (WAM)                              35.16 months                34.23 months
         (iii)  Remaining Number of Receivables                                       78,248                      76,856
         (iv)   Portfolio Receivable Balance                                 $848,802,070.84             $811,431,950.56
     (C) Outstanding Advance Amount                                              $281,401.41                 $275,564.96
     (D) Outstanding Payahead Balance                                                  $0.00                       $0.00

                                                      SUMMARY OF ACCOUNTS
                                                      -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                                $11,868,859.86
     (B) Draws                                                                                                      0.00
         (i)    Draw for Servicing Fee                                                                              0.00
         (ii)   Draw for Interest                                                                                   0.00
         (iii)  Draw for Realized Losses                                                                            0.00
     (C) Excess Interest Deposited into the Reserve Account                                                         0.00
     (D) Reserve Account Balance Prior to Release                                                          11,868,859.86
     (E) Reserve Account Required Amount                                                                   11,868,859.86
     (F) Final Reserve Account Required Amount                                                             11,868,859.86
     (G) Excess Reserve Account Amount                                                                              0.00
     (H) Release of Reserve Account Balance to Seller                                                               0.00
     (I) Ending Reserve Account Balance                                                                    11,868,859.86

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
     (A) Beginning Yield Supplement Account Balance                                                         6,504,061.40
     (B) Investment Earnings                                                                                   19,187.96
     (C) Investment Earnings Withdraw                                                                               0.00
     (D) Additional Yield Supplement Amounts                                                                        0.00
     (E) Yield Supplement Deposit Amount                                                                      460,849.64
     (F) Release of Yield Deposit Account Balance to Seller                                                         0.00
                                                                                              --------------------------
     (G) Ending Yield Supplement Account Balance                                                            6,062,399.72

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
         (i)    Liquidation Proceeds                                                                         $250,212.75
         (ii)   Recoveries on Previously Liquidated Contracts                                                 189,844.69
     (B) Aggregate Net Losses for Collection Period                                                           366,761.03
     (C) Net Loss Rate for Collection Period (annualized)                                                          0.53%
     (D) Cumulative Net Losses for all Periods                                                              5,535,276.73

     (E) Delinquent Receivables                                         # Units                 Dollar Amount
                                                                 --------------------    --------------------------
         (i)    30-59 Days Delinquent                             2,415        3.14%     $26,860,352.12       3.31%
         (ii)   60-89 Days Delinquent                               383        0.50%      $4,429,465.77       0.55%
         (ii)   90 Days or More Delinquent                           87        0.11%      $1,062,163.16       0.13%

XVIII. REPOSSESSION ACTIVITY                                            # Units                 Dollar Amount
----------------------------                                     --------------------    --------------------------
     (A) Vehicles Repossessed During Collection Period               40        0.05%        $489,388.90       0.06%
     (B) Total Repossessed Vehicles in Inventory                     62        0.08%        $739,917.37       0.09%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)    Second Preceding Collection Period                                                                 0.42%
         (ii)   Preceding Collection Period                                                                        0.28%
         (iii)  Current Collection Period                                                                          0.53%
         (iv)   Three Month Average (Avg(i,ii,iii))                                                                0.41%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
         (i)    Second Preceding Collection Period                                                                 0.65%
         (ii)   Preceding Collection Period                                                                        0.88%
         (iii)  Current Collection Period                                                                          0.69%
         (iv)   Three Month Average (Avg(i,ii,iii))                                                                0.74%

     (C) Loss and Delinquency Trigger Indicator                                                 Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ John I. Weisickle
             -----------------------
             Mr. John Weisickle
             Vice President